                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement  [ ] Confidential, for the Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-ll(c) or Section 240.14a-12

                        WINDMERE-DURABLE HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant))


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         4) Proposed maximum aggregate
            value of transaction:
         5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)  Amount Previously Paid:
        2)  Form, Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

                        WINDMERE-DURABLE HOLDINGS, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2000

                               ------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Windmere-Durable Holdings, Inc., a Florida corporation (the "Company"), will be held at the University of Miami, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida 33124 on Tuesday, May 9, 2000, at 10:00 a.m. local time for the following purposes:

         1. To elect five members to Class I of the Company's Board of Directors, to serve until the 2003 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, and one member to Class II of the Company's Board of Directors, to serve until the 2001 Annual Meeting of Shareholders, or until his successor is duly elected and qualified;

         2. To consider and vote on a proposal to amend Article I of the Company's Amended and Restated Articles of Incorporation pursuant to which the name of the Company will be changed to Applica Incorporated;

         3. To consider and vote on a proposal to approve the Company's amendment and restatement of its Amended and Restated Articles of Incorporation, as set forth in Appendix A hereto, which, among other things, increases the number of authorized shares of Common Stock from 40,000,000 to 75,000,000;

         4. To consider and vote on a proposal to approve the Company's 2000 Stock Option Plan, as set forth in Appendix B hereto;

         5. To consider and vote on a proposal to approve the Company's 2000 Employee Stock Purchase Plan, as set forth in Appendix C hereto;

         6. To consider and vote on a proposal to amend the Company's 1997 Cash Bonus Performance Plan for Executive Officers, as set forth in Appendix D hereto;

         7. To ratify the reappointment of Grant Thornton LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2000; and

         8. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on March 24, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed preaddressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                      By Order of the Board of Directors,


                                      Harry D. Schulman, Secretary

Miami Lakes, Florida
April 10, 2000

         THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        WINDMERE-DURABLE HOLDINGS, INC.
                               ------------------

                                PROXY STATEMENT

                               ------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Windmere-Durable Holdings, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.10 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Tuesday, May 9, 2000, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the attached Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is April 10, 2000. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 5980 Miami Lakes Drive, Miami Lakes, Florida 33014-2467, and its telephone number is (305) 362-2611.


                          INFORMATION CONCERNING PROXY

         The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Annual Meeting or by filing with the Company's Secretary at its principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company is also using the services of Kissel-Blake, a proxy solicitation firm, at a cost of approximately $4,500. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                            PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to Class I of the Company's Board of Directors to serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified, and one member to Class II of the Company's Board of Directors, to serve until the 2001 Annual Meeting of Shareholders, or until his successor is duly elected and qualified;

         (2) The approval of the amendment to Article I of the Company's Amended and Restated Articles of Incorporation pursuant to which the name of the Company will be changed to Applica Incorporated;

         (3) The approval of the Company's amendment and restatement of its Amended and Restated Articles of Incorporation, as set forth in Appendix A hereto, which, among other things, increases the number of authorized shares of Common Stock from 40,000,000 to 75,000,000;

         (4) The approval of the Company's 2000 Stock Option Plan, as set forth in Appendix B hereto;

         (5) The approval of the Company's 2000 Employee Stock Purchase Plan, as set forth in Appendix C hereto;

         (6) The approval of the amendment to the Company's 1997 Cash Bonus Performance Plan for Executive Officers, as set forth in Appendix D hereto;

         (7) The ratification of the reappointment of Grant Thornton LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2000; and

         (8) Such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponement(s) thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR the election of the six nominees for director named below and FOR the approval of the other proposals. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.


                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on March 24, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 22,901,006 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation nor Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for transaction of business at the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of each matter that is submitted to shareholders for approval, with the exception of the vote for the directors, who shall be elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting.

         Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has, in the opinion of the Company, the discretion to vote the beneficial owner's shares with respect to each of the matters presented at the Annual Meeting. If a matter has been included in the proxy to which a broker or nominee does not have discretionary voting power under applicable New York Stock Exchange rules, any broker or nominee "non-votes" will not be considered as shares entitled to vote on that subject matter and, therefore, will not be considered by the inspector when counting votes cast on the matter. Abstentions and broker-non-votes will not affect the outcome of any vote.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by:

(1)      each director of the Company;

(2) the Company's Chief Executive Officer and four other most highly compensated officers of the Company during the year ended December 31, 1999;

(3)      each beneficial owner of more than 5% of the outstanding Common Stock;
and

(4)      all directors and executive officers of the Company, as a group.

         Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Unless otherwise indicated, the address of each of the beneficial owners identified below is c/o Windmere-Durable Holdings, Inc., 5980 Miami Lakes Drive, Miami Lakes, Florida 33014-2467.

                                                                                         AMOUNT AND NATURE OF
                                                                                             COMMON STOCK
                                                                                        BENEFICIALLY OWNED (1)
                                                                                    -----------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                                NO. OF SHARES         PERCENT
--------------------------------------------------------------------------------    --------------        -------
DIRECTORS AND EXECUTIVE OFFICERS:
     Frederick E. Fair.....................................................              5,000                *
     David M. Friedson.....................................................          1,816,299(2)           7.7%
     Susan J. Ganz.........................................................              8,900(3)             *
     Barbara  Friedson Garrett.............................................            193,731(4)             *
     Leonard Glazer........................................................              3,500(5)             *
     J. Maurice Hopkins....................................................                  0                *
     Thomas J. Kane........................................................             51,591(6)             *
     Lai Kin...............................................................          1,886,000(7)           8.2%
     Desmond Lai...........................................................             45,000(8)             *
     Michael Michienzi.....................................................              6,666                *
     Jerald I. Rosen.......................................................             25,818(9)             *
     Felix S. Sabates......................................................             64,167(10)            *
     Harry D. Schulman.....................................................            274,507(11)          1.2%
     Raymond So............................................................            220,167(12)            *
     Paul K. Sugrue........................................................                200                *
     Arnold Thaler.........................................................            112,548(13)            *
All directors and executive officers as a group (18 persons)...............          4,823,986             19.8%
OTHER 5% HOLDERS:
     ICM Asset Management, Inc.............................................          1,891,758(14)          8.3%
         601 West Main Avenue, Suite 600
         Spokane, Washington 99201
     Orimbah Investments Ltd...............................................          1,839,000              8.0%
         11F Efficiency House
         35 TaiYau Street
         Sanpokong Kowloon Hong Kong
     Scheuer Group.........................................................          1,740,900(15)         7.7%
         635 Madison Avenue
         New York, New York 10022

-------------------------
* Less than 1%.

                                                       (Footnotes on next page.)

(1) Does not include options to acquire shares which are not exercisable within 60 days of the Record Date.
(2) Includes the ownership of options to purchase 741,206 shares of Common Stock that are exercisable within 60 days from the Record Date.
(3) Includes the ownership of options to purchase 4,500 shares of Common Stock that are exercisable within 60 days from the Record Date. Ms. Garrett disclaims beneficial ownership of shares of Common Stock owned by her husband.
(4) Includes the ownership of options to purchase 153,666 shares of Common Stock that are exercisable within 60 days from the Record Date.
(5) Includes the ownership of options to purchase 3,500 shares of Common Stock that are exercisable within 60 days from the Record Date.
(6) Includes the ownership of options to purchase 31,167 shares of Common Stock that are exercisable within 60 days from the Record Date.
(7) Includes the ownership of options to purchase 47,000 shares of Common Stock that are exercisable within 60 days from the Record Date. Represents shares owned by Ourimbah Investments, Limited, of which Mr. Lai Kin is Managing Director. Mr. Lai Kin disclaims the ownership of any Common Stock owned by his wife or his children.
(8) Includes the ownership of options to purchase 41,500 shares of Common Stock that are exercisable within 60 days from the Record Date. Mr. Lai disclaims the beneficial ownership of the shares of Common Stock held by his wife or his father.
(9) Includes the ownership of options to purchase 23,618 shares of Common Stock that are exercisable within 60 days from the Record Date. Does not include 17,565 shares owned by the wife of Jerald I. Rosen, as to which shares Mr. Rosen disclaims beneficial ownership.
(10) Includes the ownership of options to purchase 44,167 shares of Common Stock that are exercisable within 60 days from the Record Date.
(11) Includes the ownership of options to purchase 113,333 shares of Common Stock that are exercisable within 60 days of the Record Date.
(12) Includes the ownership of options to purchase 108,667 shares of Common Stock that are exercisable within 60 days from the Record Date.
(13) Includes the ownership of options to purchase 59,667 shares of Common Stock that are exercisable within 60 days from the Record Date.
(14) As reported in the shareholder's Schedule 13G, filed with the Commission on February 8, 2000.
(15) As reported in the shareholders' Schedule 13G, filed with the Commission on February 14, 2000. Includes (a) 1,173,500 shares beneficially owned by Walter Scheuer, (b) 5,000 shares beneficially owned by Ruth Dundas, (c) 218,000 shares beneficially owned by Hopewell Partners, (d) 960,400 shares beneficially owned by Wayne S. Reisner, (e) 46,500 shares beneficially owned by the Trust FBO David Scheuer dated 12-11-51, (f) 133,100 shares beneficially owned by the Trust FBO David Scheuer dated 5-18-54, (g) 28,400 shares beneficially owned by the Trust FBO David Scheuer dated 5-19-61, (h) 122,700 shares beneficially owned by the Trust FBO Jeffrey Scheuer dated 5-18-54, (i) 8,000 shares beneficially owned by the Trust FBO Jeffrey Scheuer dated 6-10-54, (j) 6,000 shares beneficially owned by the Trust FBO Jeffrey Scheuer dated 5-19-61, (k) 7,000 shares beneficially owned by the Trust FBO Susan Scheuer dated 12-30-60, (l) 20,500 shares beneficially owned by the Trust FBO Judith Scheuer dated 12-17-59, (m) 30,000 shares beneficially owned by the Trust FBO Abigail Lipnick dated 4-13-92, (n) 40,000 shares beneficially owned by the Trust FBO
       Daniella Eve Lipnick dated 10-09-90, (o) 46,000 shares beneficially owned by the Trust FBO Jeremy Scheuer dated 4-20-88, (p) 62,000 shares beneficially owned by the Trust FBO Winifred Scheuer dated 12-20-84,
       (q) 180,900 shares beneficially owned by the Walter Scheuer November Charitable Trust dated 11-29-83, (r) 266,000 shares beneficially owned by The Walter Scheuer 1993 Charitable Remainder Trust, (s) 15,000 shares beneficially owned by The David Scheuer 1993 Charitable
       Remainder Trust, (t) 24,500 shares beneficially owned by The Jeffrey Scheuer 1993 Charitable Remainder Trust, (u) 23,600 shares beneficially owned by The Susan Scheuer 1993 Charitable Remainder
       Trust, (v) 21,000 shares beneficially owned by The Judith Scheuer 1993 Charitable Remainder Trust, (w) 15,000 shares beneficially owned by the Trust FBO Marcelle Halpern, (x) 20,000 shares beneficially owned by The 1998 Rachel Mellicker 2503(c) Trust, (y) 7,000 shares beneficially owned by Mark Halpern, (z) 20,000 shares beneficially owned by The 1998 Noah Lipnick 2503(c) Trust, (aa) 8,000 shares beneficially owned by Judity Scheuer and Joseph Mellicker, (bb) 8,500 shares beneficially owned by the Trust FBO Samuel Henry Mellicker dated 12-28-95, (cc) 28,000 shares beneficially owned by the Scheuer Grandchildren Trust, (dd) 24,000 shares beneficially owned by the Trust FBO Walter Scheuer dated 6-1-26, (ee) 4,000 shares beneficially owned by the Trust FBO Madi Hodbey Brailsford, (ff) 72,100 shares beneficially owned by The Blue Ridge Foundation, Inc., (gg) 10,000 shares beneficially owned by the Lone Rock Foundation, Inc., (hh)
       2,000 shares beneficially owned by the Sterling Capital Corporation Pension Plan, and (ii) 2,000 shares beneficially owned by the Walter Scheuer Pension Plan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and verbal confirmations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been met.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

         The Board of Directors is presently composed of fifteen directors, divided evenly among Class I, Class II and Class III. The terms of office of all of the directors in any one class expire each year on a rotating basis.

         At the Annual Meeting, five directors, Susan J. Ganz, Barbara Friedson Garrett, J. Maurice Hopkins, Thomas J. Kane and Felix S. Sabates are to be nominated for election to Class I of the Board of Directors, to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. In addition, pursuant to Florida law, Paul K. Sugrue must stand for election. Mr. Sugrue was elected to the Board in February 2000 after the death of Harold Strauss. Mr. Sugrue is nominated to Class II of the Board of Directors, to serve until the 2001 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

         Each of the nominees for election as a director of the Company is presently a member of the Board of Directors of the Company. The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee is unable to accept election, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         The table below sets forth certain information regarding each director and nominee for director.

                                                                                                                       DIRECTOR
                        NAME                          AGE               POSITION WITH THE COMPANY                        SINCE
--------------------------------------------------    ---               -------------------------                      --------
NOMINEES FOR ELECTION TO CLASS I OF THE BOARD:
Susan J. Ganz.....................................     39               Director                                          1996
Barbara Friedson Garrett..........................     47               Director and Senior Vice President                1984
J. Maurice Hopkins................................     52               Director                                          1999
Thomas J. Kane....................................     58               Director                                          1996
Felix S. Sabates..................................     57               Director                                          1991

NOMINEE FOR ELECTION TO CLASS II OF THE BOARD:
Paul K. Sugrue....................................     54               Director                                          2000


CONTINUING MEMBERS OF THE BOARD:

CLASS II DIRECTORS
Leonard Glazer....................................     77               Director                                          1979
Lai Kin...........................................     69               Director and Chairman of Durable                  1989
Raymond So........................................     50               Director, Managing Director of Durable
                                                                                 and Senior Vice President                1995
Arnold Thaler.....................................     61               Director and Senior Vice President                1996


CLASS III DIRECTORS
Frederick E. Fair.................................     67               Director                                          1999
David M. Friedson.................................     43               Chairman of the Board, President and Chief        1982
                                                                                 Executive Officer
Desmond  Lai......................................     38               Director and Director of Durable                  1996
Jerald I. Rosen...................................     72               Director                                          1963
Harry D. Schulman.................................     48               Chief Operating Officer, Chief Financial          1999
                                                                                 Officer and Secretary

CLASS I DIRECTORS

         J. MAURICE HOPKINS has served as President of Merchandise Sales Corporation, a consumer products sales and marketing company, for more than the last five years.

         SUSAN J. GANZ has served as President and Chief Executive Officer of each of Lion Brothers Co., Inc. (and as a senior officer of certain of its direct and indirect subsidiaries and affiliates), a manufacturer of embroidered emblems, and Chesapeake Cap Company, Inc., a manufacturer of headwear, for more than the last five years.

         BARBARA FRIEDSON GARRETT has served as Senior Vice President of the Company since November 1998. From June 1998 until October 1998, Ms. Garrett served as a director of the Company, and from February 1996 until June 1998, she served as Senior Vice President of the Company. Prior to that time, Ms. Garrett served as an Executive Vice President-Sales and Marketing and held various other management positions with the Company. Ms. Garrett is the sister of David Friedson.

         THOMAS J. KANE has served as President of T.J.K. Sales, Inc., an independent sales representative, since he founded the company in 1978. See "Certain Relationships and Related Transactions" for a description of business conducted between T.J.K. Sales, Inc. and the Company.

         FELIX S. SABATES has been Chief Executive Officer of Top Sales Company, Inc., an independent sales representative, since he founded the company in January 1965. See "Certain Relationships and Related Transactions" for a description of business conducted between Top Sales Company, Inc. and the Company.

CLASS II DIRECTORS

         LEONARD GLAZER retired in 1992 and is a private investor. For more than five years prior thereto, Mr. Glazer was President of Professional Engineering International, Inc., an engineering consulting firm.

         LAI KIN has been Chairman of Durable Electrical Metal Factory, Ltd. ("Durable"), a subsidiary of the Company, since 1995. From 1973 to 1995, Mr. Lai Kin was Managing Director of Durable. In addition, Mr. Lai Kin has been Managing Director of Ourimbah Investment, Limited ("Ourimbah"), a holding and investment company, since 1989. Mr. Lai Kin is the father of Desmond Lai. The Company has agreed to use its best efforts to recommend to its shareholders and directors that Mr. Kin remain a member of the Company's Board of Directors for such time as Mr. Kin continues to be an indirect shareholder of the Company and continues to be employed by Durable and/or any other affiliate of the Company.

         RAYMOND SO has served as Managing Director of Durable since February 1996. From February 1996 to June 15, 1998, he served as a Senior Vice President of the Company. Prior thereto and beginning in 1986, Mr. So held various senior executive management positions with Durable.

         PAUL K. SUGRUE has been the Dean of the University of Miami School of Business Administration since 1992 and was Associate Dean from 1984 to 1988. From 1988 to 1992, Mr. Sugrue served as Vice Provost of the University of Miami. Mr. Sugrue accepted his nomination to the Board of Directors of the Company in February 2000.

         ARNOLD THALER has served as a Senior Vice President of the Company since November 1998. From June 1998 until October 1998, Mr. Thaler served as a director of the Company, and from February 1996 until June 1998, he served as a Senior Vice President of the Company. Prior to that time, Mr. Thaler served as an Executive Vice President - Product Development, Engineering and Manufacturing of the Company and held various other management positions with the Company.

CLASS III DIRECTORS

         FREDERICK E. FAIR is retired and is a private investor. For more than five years prior to his retirement, Mr. Fair was a Senior Vice President of Institutional Sales of Raymond James Financial, Inc., an investment banking firm.

         DAVID M. FRIEDSON has served as Chairman of the Board of the Company since April 1996, Chief Executive Officer of the Company since January 1987 and as President of the Company since January 1985. From

June 1976 to January 1985, Mr. Friedson held various other management positions with the Company. Mr. Friedson is the brother of Barbara Friedson Garrett.

         DESMOND LAI has served as a director of Durable since March 1993 and has held various senior management positions with Durable for more than the last five years. Desmond Lai is the son of Mr. Lai Kin.

         JERALD I. ROSEN was Secretary of the Company from 1977 until December 31, 1998. Mr. Rosen has been engaged in the practice of law since 1969 and has been a Certified Public Accountant since 1952.

         HARRY D. SCHULMAN has served as Chief Operating Officer of the Company since November 1998, Chief Financial Officer of the Company since March 1990 and Secretary of the Company since January 1999. From February 1998 until June 1998 he served as Senior Vice President of the Company. From February 1993 until June 1998, he served as Executive Vice President - Finance and Administration of the Company. Prior thereto, he held other senior finance positions in the Company.

DIRECTOR COMPENSATION

         Salaried employees of the Company do not receive any additional cash compensation for serving as a director or committee member. In November 1999, the Company increased the Board fees paid to non-employee directors of the Company from $1,500 to $2,500 per month for service on the Board of Directors. The Company also pays a fee of $750 for each Board of Directors' meeting and each committee meeting attended. Additionally, each director (including employee directors) of the Company received, on June 1, 1999, options to acquire 1,500 shares of Common Stock at a price of $12.8125 per share, the fair market value of the Common Stock on the date of the option grant. The Company intends to continue to grant its directors 1,500 options on June 1st of each year.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held nine meetings and acted six times in writing during 1999. All of the Company's directors other than Messrs. Lai Kin, Raymond So, Desmond Lai and Felix Sabates attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

         The Board of Directors of the Company has Audit, Nominating and Compensation Committees. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

         AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the audit of the financial statements of the Company and reviews the internal accounting, financial and operating control procedures of the Company. The Audit Committee is currently composed of Messrs. Sugrue, Glazer and Rosen (Chairman), each of whom, in accordance with the rules of the New York Stock Exchange, is independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee met four times in 1999. Dr. Harold Strauss, who was a former director of the Company, served as the Chairman of the Audit Committee until his death in December 1999.

         NOMINATING COMMITTEE. The Nominating Committee considers nominees for membership on the Board of Directors who are recommended by the Company's shareholders. Under the Company's Amended and Restated Bylaws, nominations for director may be made by a shareowner entitled to vote who delivers notice to the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the notice of the preceding year's annual meeting. Such shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of any shares of the Company which are beneficially owned by such person, (iv) any lawsuits to which such person is a party, (v) the involvement of such person in or with any business which may be competitive with the Company and
(vi) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors or in a Schedule 13D pursuant to any then existing rule or regulation promulgated under the Exchange Act; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee as a director. The Nominating Committee, which is composed of Mr. Friedson (Chairman), Mr. Glazer and Messrs. Rosen and Sabates, did not meet in 1999. Dr. Harold Strauss, who was a former director of the Company, served as a member of the Nominating Committee until his death in December 1999.

         COMPENSATION COMMITTEE. The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans, as well as the award of non-qualified stock options issued pursuant to individual stock option agreements. The Compensation Committee is composed of Messrs. Rosen (Chairman) and Glazer, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met once and acted seven times in writing in 1999. Dr. Harold Strauss, who was a former director of the Company, served as a member of the Compensation Committee until his death in December 1999.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the aggregate compensation paid during each of the years ended December 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer (the "CEO") and each of the four most highly compensated executive officers of the Company other than the CEO. The CEO and such other executive officers are sometimes referred to herein as the "Named Executive Officers."

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                    -----------------
                                                                                         AWARDS
                                                                                    -----------------
                                                          ANNUAL                       SECURITIES
                                                      COMPENSATION (1)                 UNDERLYING        ALL OTHER
                                                   -----------------------            OPTIONS/SARS      COMPENSATION
     NAME AND PRINCIPAL POSITION         YEAR      SALARY ($)    BONUS ($)               (#)(2)             ($)
--------------------------------------   ----      ----------    ---------          -----------------   ------------
David M. Friedson.................       1999       1,000,012    2,000,000               101,500          $3,284(3)
   Chairman, President and               1998       1,014,710    5,000,000             1,036,500          $2,357
   Chief Executive Officer               1997         890,962            0                 1,500          $2,357

Lai Kin...........................       1999         419,691      127,477                 1,500              --
   Chairman of Durable                   1998         396,903      116,193                 1,500              --
                                         1997         364,645      107,161                 1,500              --

Harry D. Schulman.................       1999         382,841      500,000                41,500          $3,462(4)
   Chief Operating Officer,              1998         347,365      500,000               120,000          $2,609
   Chief Financial Officer               1997         252,893           --                    --          $2,609
   and Secretary

Raymond So........................       1999         377,606      219,370                41,500              --
   Senior Vice President and             1998         349,935      505,613               111,500              --
   Managing Director of Durable          1997         300,903       92,064                 1,500              --

Michael J. Michienzi (5)..........       1999         275,537      200,000                    --          $3,490(6)
   President, Consumer Products,         1998         110,075       77,000                70,000          $3,532
   of Windmere Corporation               1997              --           --                    --              --

------------------------------

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus of such officer.
(2) See "Option/SAR Grants Table" and "Aggregate Option/SAR Exercises and Year-End Option/SAR Value Table" below for additional information about these options. The Company has not granted any SARs.
(3) The amount indicated consists of life insurance premiums of $284 paid by the Company on a policy as to which the Named Executive Officer may designate the beneficiary and matching contributions made by the Company of $3,000 to its 401(k) Profit Sharing Plan.
(4) The amount indicated consists of life insurance premiums of $462 paid by the Company on a policy as to which the Named Executive Officer may designate the beneficiary and matching contributions made by the Company of $3,000 to its 401(k) Profit Sharing Plan.
(5)    Mr. Michienzi began his employment with the Company in June 1998.
(6) The amount indicated consists of life insurance premiums of $490 paid by the Company on a policy as to which the Named Executive Officer may designate the beneficiary and matching contributions made by the Company of $3,000 to its 401(k) Profit Sharing Plan.

         OPTION/SAR GRANTS TABLE. The following table sets forth certain information concerning grants of stock options made during 1999 to each of the Named Executive Officers. The Company did not grant any stock appreciation rights in 1999.

                                       OPTION/SAR GRANTS IN FISCAL YEAR 1999

                               NUMBER OF        % OF TOTAL
                              SECURITIES       OPTIONS/SARS
                              UNDERLYING        GRANTED TO                                          GRANT DATE
                             OPTIONS/SARS        EMPLOYEES     EXERCISE OR BASE    EXPIRATION         PRESENT
          NAME                GRANTED (1)     IN FISCAL YEAR     PRICE ($/SH)         DATE          VALUE ($)(2)
---------------------------  ------------     --------------   ----------------    ----------       ------------
David M. Friedson.....          100,000           22.6%             $7.125           4/13/04           $437,000
                                  1,500              *              $12.81           5/31/09            $11,880

Lai Kin...............            1,500              *              $12.81           5/31/09            $11,880

Harry D. Schulman.....           40,000            9.1%             $7.125           4/13/04           $174,800
                                  1,500              *              $12.81           5/31/09            $11,880

Raymond So............           40,000            9.1%             $7.125           4/13/04           $174,000
                                  1,500              *              $12.81           5/31/09            $11,880

Michael J. Michienzi..               --             --                  --                --                 --

------------------------
* Less than 1%

(1)    The options were granted pursuant to either the Company's 1996
       Stock Option Plan or the Company's 1998 Stock Option Plan.
(2) Based on the binomial option pricing model adapted for use in valuing executive stock options. The estimated values under that model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yields. The actual value, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive will be at or near the value estimated by the binomial model.

                                   * * * * *

         AGGREGATE OPTION/SAR EXERCISES AND YEAR-END OPTION/SAR VALUE TABLE. The following table sets forth certain information concerning stock options exercised during 1999 and unexercised stock options held by the Named Executive Officers as of the end of 1999.

    AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                NUMBER OF
                                                                               SECURITIES          VALUE OF
                                                                               UNDERLYING         UNEXERCISED
                                                                               UNEXERCISED       IN-THE-MONEY
                                                                             OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                               1999 FISCAL        1999 FISCAL
                                         SHARES ACQUIRED       VALUE          YEAR-END (#)      YEAR-END ($)(1)
                 NAME                    ON EXERCISE (#)    REALIZED ($)     EXERCISABLE (E)    EXERCISABLE (E)
                                                                            UNEXERCISABLE(U)    UNEXERCISABLE(U)
---------------------------------------  ---------------    ------------    -----------------   ----------------
David M. Friedson................                 --                 --         396,206 (E)        $798,203 (E)
                                                                                724,834 (U)        $993,781 (U)
Lai Kin..........................                 --                 --          47,000 (E)        $434,993 (E)
                                                                                  1,500 (U)        $  6,281 (U)
Harry D. Schulman................                 --                 --          65,000 (E)        $247,500 (E)
                                                                                141,500 (U)        $596,281 (U)
Raymond So.......................                 --                 --         108,667 (E)        $677,375 (E)
                                                                                114,833 (U)        $401,281 (U)
Michael J. Michienzi.............                 --                 --           6,666 (E)        $ 64,160 (E)
                                                                                 63,334 (U)        $609,600 (U)

------------------------
(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1999, which was $17.00.

                                   * * * * *

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         PHILOSOPHY. The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate the compensation of its executive officers with the achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, particularly with respect to special projects and assignments, and assist the Company in attracting and retaining qualified management. To meet these objectives, the Compensation Committee attempts to set the compensation of its executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry in light of the Company's current and anticipated performance. The Compensation Committee endorses the position that equity interest in the Company by management is beneficial in aligning executive officers' and shareholders' interests in the enhancement of shareholder value.

         COMPONENTS OF EXECUTIVE COMPENSATION. Compensation of the Company's executive officers consists of both cash payments and grants of stock options. The annual cash compensation consists of a base salary and an annual bonus. Long-term incentives are provided through the grant of incentive and non-qualified stock options under the Company's stock option plans and non-qualified stock options issued pursuant to individual stock option agreements.

         BASE SALARIES. The Compensation Committee attempts to set base salaries of its executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry. Information about appropriate salary levels has been determined by reviewing the public disclosure of the Company's competitors and through the Company's recruiting activities. Except as described below, salaries are reviewed annually, and any increases are based on competitive practices as well as the performance of the Company and the executive officer.

         Seven of the Company's executive officers (including the Chief Executive Officer), five of whom are named in the compensation tables preceding this Report, are parties to employment agreements with the Company.

Each of these employment agreements provides for an annual salary increase equal to the increase in the Consumer Price Index.

         BONUSES. Cash bonuses have been a standard and expected component of compensation at the Company when the Company has experienced positive financial results. Annual bonuses were paid in 1999 to executive officers and other senior management. In 1997, the Company's shareholders approved the 1997 Cash Bonus Performance Plan pursuant to which the Compensation Committee may provide participating executive officers with bonuses which qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Four of the five Named Executive Officers received bonuses pursuant to such plan based on the Company's net income for the 1999 fiscal year. Other members of senior management received bonuses based on target goals set by the Compensation Committee for levels of earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Company or certain divisions and/or subsidiaries of the Company. Cash bonuses of between one and three months' base salaries were paid to almost all persons employed by the Company's subsidiaries in Hong Kong, in accordance with the customary practice in Hong Kong. Messrs. Lai Kin and So, along with other members of the senior management of Durable, are paid bonuses in excess of such amounts, primarily because of their contribution to the successful operation of such company.

         STOCK OPTIONS. The Compensation Committee grants stock options to the Company's executive officers pursuant to the Company's Stock Option Plans and individual stock option agreements. The Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the terms at which option grants are made, the duration of the options and the number of shares subject to each option. The size of the option grants are generally based on the position level of the recipient. Through the award of stock options, the objective of aligning executive officers' long range interests with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful stake in the Company.

         It is the Compensation Committee's intention that, over time, compensation opportunities from option grants will constitute a significant portion of each executive officer's total compensation. However, there are not automatic grants to each executive officer every year. Instead, the Compensation Committee reviews the performance of the Company overall and of each individual executive officer, as well as past option grants to each executive officer, and makes decisions about recipients and grant sizes for the year. In 1999, three Named Executive Officers received stock option grants for an aggregate of 180,000 shares of Common Stock.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Company's Chief Executive Officer, including levels generally paid to executives in the Company's industry, the Company's performance to date, the Chief Executive Officer's contribution to the Company's development and the Company's short- and long-term prospects. The Compensation Committee approved the granting of a bonus of $1,000,000 under the Company's 1997 Cash Bonus Performance Plan for the Chief Executive Officer based on target levels of the Company for net income on a consolidated basis. The Committee also awarded Mr. Friedson an additional $1.0 million bonus based on the Company's performance during the 1999 fiscal year. Mr. Friedson also was granted 100,000 options at $7.125 per share. Additionally, he was granted 1,500 options at $12.81 per share pursuant to the Company's 1998 Stock Option Plan for his services as a director of the Company.

                                   The Compensation Committee


                                   Leonard Glazer
                                   Jerald I. Rosen

COMPARATIVE PERFORMANCE BY THE COMPANY

         Set forth below is a five-year graphic comparison of the yearly percentage change in the Company's cumulative shareholder return on its Common Stock with the cumulative total return of (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), (ii) the Standard & Poor's Small Cap 600 Stock Index (the "S&P SmallCap 600 Index") and (iii) a peer group index of similar companies (the "Peer Group Index").

         The rules of the SEC require that if an index is selected which is different from the index used in the immediately preceding fiscal year, the Company's total return must be compared with both the newly selected index and the index used in the immediately preceding year. Last year's proxy statement included a comparison of the Company's performance with that of the Peer Group Index. The Company decided to change from the Peer Group Index to the S&P SmallCap 600 Index because the SmallCap Index represents comparisons with companies more similar in size to the Company. In addition, the Corporation is included in the S&P SmallCap 600 Index. Certain of the companies included as part of the Peer Group Index, which were selected on the basis of the similarity of such companies to the Company, are also included in the S&P SmallCap 600 Index.









                               [graphic omitted]








                  FISCAL YEAR        WINDMERE         PEER GROUP*        SMALLCAP 600        S&P 500
                  -----------        --------         -----------        ------------        -------
                     1994               $100               $100              $100              $100
                     1995               $ 94               $106              $130              $138
                     1996               $179               $167              $158              $169
                     1997               $325               $231              $198              $226
                     1998               $139               $269              $195              $290
                     1999               $304               $293              $220              $351

-------------------------

* Peer companies include National Presto Industries Inc., Royal Appliance Manufacturing Co., Helen of Troy Corp. Ltd., Salton, Inc. and Holmes Product International, Inc.

NOTE: The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common Stock. Assumes that $100 was invested on December 31, 1994 in the Company's Common Stock, the S&P 500 Index, the S&P SmallCap 600 Index and the Peer Group Index and that dividends are reinvested quarterly.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors consists of Jerald I. Rosen and Leonard Glazer. Mr. Rosen served as Secretary of the Company through December 31, 1998, although he was not compensated for his services in such capacity. Messrs. Rosen and Glazer are independent directors of the Company and are not affiliated with any principal shareholder of the Company. Dr. Harold Strauss, who was a former director of the Company, served as a member of the Compensation Committee until his death in December 1999.

EMPLOYMENT AGREEMENTS

         The Company entered into a new employment agreement with David M. Friedson, Chairman of the Board and Chief Executive Officer of the Company, dated June 18, 1999. Under this agreement, among other things, Mr. Friedson is employed for continuous five-year periods such that on each anniversary of the agreement, the term is automatically extended for an additional year unless written notice of an intention not to extend is given by either party. The agreement provides for minimum annual base salary which, as of December 31, 1999, was $1,000,000, subject to adjustment based on the increase in the consumer price index, in addition to other benefits and annual stock option grants at the discretion of the Board of Directors. Under the agreement, Mr. Friedson is entitled to an annual performance bonus based upon his completion of certain objective earnings and personal performance goals set by the Board of Directors each year. The performance bonus can be between 85% and 115% of his base salary, depending on his performance. Additionally, Mr. Friedson is entitled to an annual synergies bonus based upon objective performance goals set by the Board of Directors in integrating the Black & Decker Household Products division into the Company. This bonus can be between 20% and 40% of his base salary, depending on his performance. Mr. Friedson is also entitled to such additional bonuses as may be determined from time to time by the Compensation Committee.

         Mr. Friedson's employment agreement contains certain non-competition, non-disclosure and non-solicitation covenants. Mr. Friedson can be terminated for cause, in which case all obligations of the Company under the agreement immediately terminate, or without cause, in which case he shall be entitled to a lump sum payment equal to (1) his base salary multiplied by the number of years remaining in the term of the agreement and (2) his prior year performance bonus multiplied by the number of years remaining in the term of the agreement. If, at any time during the term of the agreement, there is a change in control of the Company, Mr. Friedson has the option of terminating his employment.
In such event, any outstanding options held by Mr. Friedson may be exercised and sold without restrictions imposed by the Company. Additionally, the Company must pay Mr. Friedson a lump sum equal to (1) his base salary multiplied by the number of years remaining in the term of the agreement and (2) his prior year performance bonus multiplied by the number of years remaining in the term of the agreement. Pursuant to his employment agreement, if any portion of the change-in-control payment made to Mr. Friedson is subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code, the Company must also make a payment to him in an amount equal to the excise tax imposed. Upon the termination of his employment contract (other than as a result of a change in control), Mr. Friedson will be retained by the Company as an advisor and consultant for a five year term, which is automatically extended for an additional year on each anniversary of the term. Mr. Friedson's annual compensation during such advisory term shall be 60% of his average annual base salary and bonuses for the three years prior to the start of such term. If there is a change in control of the Company during the advisory term, Mr. Friedson has the option of terminating his services with the Company. In such event, the Company must pay Mr. Friedson a lump sum equal to the compensation he would have earned during the remainder of the term, discounted by 10% for each year by which such payments are accelerated.

         The Company entered into a new employment agreement with Harry D. Schulman, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, dated August 2, 1999. Under this agreement, among other things, Mr. Schulman is employed for continuous three-year periods such that on each anniversary of the agreement, the term is automatically extended for an additional year unless written notice of an intention not to extend is given by either party. The agreement provides for minimum annual base salary which, as of December 31, 1999, was $395,000, subject to adjustment based on the increase in the consumer price index, in addition to other benefits and annual stock option grants at the discretion of the Board of Directors. Under the agreement, Mr. Schulman is entitled to an annual performance bonus based upon his completion of certain objective earnings and personal performance goals set by the Board of Directors each year. The performance bonus can be between 35% and 75% of his base salary, depending on his performance. Additionally, Mr. Schulman is entitled to an annual synergies bonus based upon objective performance goals set by the Board of Directors in integrating the Black & Decker Household Products division into the Company. This bonus can be between 5% and 25% of his base salary, depending on his performance. Mr. Schulman is also entitled to such additional bonuses as may be determined from time to time by the Compensation Committee.

         Mr. Schulman's employment agreement contains certain non-competition, non-disclosure and non-solicitation covenants. Mr. Schulman can be terminated for cause, in which case all obligations of the Company under the agreement immediately terminate, or without cause, in which case he shall be entitled to a lump sum payment equal to (1) his base salary multiplied by the number of years remaining in the term of the agreement and (2) his prior year performance bonus multiplied by the number of years remaining in the term of the agreement. If, at any time during the term of the agreement, there is a change in control of the Company, Mr. Schulman has the option of terminating his employment and, in such event, any outstanding options held by Mr. Schulman may be exercised and sold without restrictions imposed by the Company. Additionally, the Company must pay Mr. Schulman a lump sum equal to (1) his base salary multiplied by the number of years remaining in the term of the agreement and (2) his prior year performance bonus multiplied by the number of years remaining in the term of the agreement. Pursuant to his employment agreement, if any portion of the change-in-control payment made to Mr. Schulman is subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code, the Company must also make a payment to him in an amount equal to the excise tax imposed.

         Durable has entered into employment agreements with Lai Kin and Raymond So. These agreements, as amended from time to time, provide, among other things, for the employment of Messrs. Lai Kin and So, as Chairman and Managing Director, respectively, of Durable, each for an initial term of three years, which terms are each automatically extended each year for an additional one-year period unless written notice of an intention not to extend is given by either party. Under these agreements, the Durable Employees are each entitled to a minimum annual base salary which, as of December 31, 1999, was $419,691 for Mr. Lai Kin and $377,606 for Mr. So, subject to adjustment in subsequent periods according to changes in the Consumer Price Index, in addition to other benefits. If at any time during the term of these agreements, there is a change in control of the Company, then Messrs. Lai Kin and So have the option of terminating his employment upon 60 days' notice and, in such event, any outstanding options held by them may be exercised and sold without restrictions imposed by the Company, and the Company shall pay Messrs. Lai Kin and So a lump sum equal to three times their current annual salary. Such lump sum payment would be in lieu of any compensation that would otherwise be due thereafter under these agreements. In consideration for such lump sum payment, Messr.
Lia Kin and Raymond So have agreed to consult with the Company and its officers after termination of his employment, if requested to do so, for a period of four years from the date of such termination, devoting only such time to such services as he believes to be reasonable.

         Upon Mr. Lai Kin's resignation or termination as Chairman of Durable, the Company has agreed to employ Mr. Lai Kin as a consultant to the Company and Durable and any of their affiliates at a salary equal to 60% of Mr. Lai Kin's annual base salary from Durable in the fiscal year immediately preceding his resignation or termination from Durable. Pursuant to this agreement, Mr. Lai Kin will be employed as a consultant for a three-year period which is automatically extended by one year on the first day of the second year of each three-year period unless two years' prior written notice is given to terminate the agreement, in which event the term of the agreement will be automatically extended for one additional year beyond the expiration of the then current three year period.

         The Company entered into an employment agreement with Michael Michienzi, President, Consumer Products, of Windmere Corporation, dated June
26, 1998. Under this agreement, among other things, Mr. Michienzi is employed until June 30, 2000, which term is automatically extended each year for an additional one-year period unless written notice of an intention not to extend is given by either party. The agreement provides for minimum annual base salary which, as of December 31, 1999, was $220,000, subject to adjustment based on the increase in the consumer price index, in addition to other benefits and annual stock option grants at the discretion of the Board of Directors. Under the agreement, Mr. Michienzi received a grant in July 1998 of non-qualified options to purchase 20,000 shares of the Company's Common Stock, vesting over three years in equal installments and terminating six years from their date of grant, and an additional grant of options to purchase 50,000 shares of the Company's Common Stock, vesting in full on June 30, 2000 and terminating five years from their date of grant. Mr. Michienzi is also entitled to an annual performance bonus based upon his completion of certain objective earnings and personal performance goals set by the Board of Directors each year. The performance bonus can be between 20% and 50% of his base salary, depending on his performance. Additionally, Mr. Michienzi is entitled to an annual synergies bonus based upon objective performance goals set by the Board of Directors in integrating the Black & Decker Household Products division into the Company. This bonus can be between 5% and 25% of his base salary, depending on his performance. Mr. Michienzi's agreement contains certain non-competition, non-disclosure and non-solicitation covenants. Mr. Michienzi can be terminated for cause, in which case all obligations of the Company under the agreement immediately terminate, or without cause, in which case he shall be entitled to a lump sum payment equal to 1.5 times his base salary and 1.5 times his prior year performance bonus. If, at any time during the term of the agreement, there is a change in control of the Company, Mr. Michienzi has the option of terminating his employment and, in such event, any outstanding options held by Mr. Michienzi may be exercised and sold without restrictions imposed by the Company, and the Company must pay Mr. Michienzi a lump sum equal to 1.5 times his base salary and
1.5 times his prior year performance bonus.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has agreed to use its best efforts to recommend to its shareholders and directors that Lai Kin, Chairman of Durable and Managing Director of Ourimbah, be appointed as, and remain a member of, the Company's Board of Directors for such time as Mr. Lai Kin continues to be an indirect shareholder of the Company and continues to be employed by Durable and/or any other affiliate of the Company.

         In April 1994, in connection with the purchase by the Company of 20% of the outstanding shares of capital stock of Durable from Ourimbah, which resulted in Durable becoming a wholly-owned subsidiary of the Company, the Company agreed, upon a Change of Control of the Company (as defined in such agreement), to make an additional payment to Ourimbah in respect of shares of Durable being purchased under such agreement equal to the greater of (i) the same multiple of earnings per share paid for the shares of Common Stock of the Company received in connection with such Change of Control or (ii) the same multiple of net asset value per share paid for the shares of Common Stock of the Company received in connection with such Change of Control. In addition, the Company agreed to use its best efforts to recommend to the shareholders and directors of the Company that two individuals to be nominated by Mr. Lai Kin and deemed suitable by the Company be appointed as members of the Company's Board of Directors. The Company further agreed to maintain the composition of Durable's Board of Directors equally divided between designees of Ourimbah and persons selected by the Company. Accordingly, for so long as (i) such designees of Ourimbah who are present members of the Board of Directors of Durable (the "Durable Board") remains a shareholder of Ourimbah, and (ii) Ourimbah remains a shareholder of the Company, the Company must vote its shares of Durable to appoint such designees of Ourimbah to the Durable Board. When any member of the Durable Board who has been designated by Ourimbah ceases to be a shareholder of Ourimbah, such designee shall no longer be entitled to serve on the Durable Board, and the Company shall have the right to designate a replacement member to the Durable Board in its sole discretion.

         The Company has a loan outstanding to David M. Friedson, the Company's Chairman of the Board, President and Chief Executive Officer. At December 31, 1999, the balance of such loan was approximately $1,382,000. The loan, which is unsecured, carries interest at a rate of LIBOR plus 1.5% (6.69% at December 31, 1999) and is payable upon demand. Interest only is payable on an annual basis.

         Additionally, in April 1999, the Company sold 210,000 shares of Common Stock to David Friedson and the Company provided a loan to Mr. Friedson in the amount of $1,496,250 which was used in connection with the purchase of such shares. The loan is on a full recourse basis and is secured by the shares of the Common Stock. At December 31, 1999, the balance due on such loan was
$1,583,000. The loan is due on April   2002 and bears interest at the rate
of LIBOR plus 2.75% per annum (7.94% at December 31, 1999). The rate is adjusted in accordance with the comparable change in the borrowing rate on the Company's revolver loan with NationsBank, National Association. Interest is payable on the due date.

         Pursuant to a sales representation agreement dated November 6, 1978, the Company paid T.J.K. Sales, Inc. ("TJK Sales") $342,000 representing commissions on the sales of the Company's products made by such firm in 1999. Thomas J. Kane, a director of the Company, is the president of TJK Sales. The Company also granted to Mr. Kane options to acquire 25,000 shares of its Common Stock at an exercise price of $14.19. Such options vest in equal installments over three years and have a term of five years.

         Pursuant to a sales representation agreement dated August 15, 1988, the Company paid Top Sales, Inc. ("Top Sales") $350,000 representing commissions on the sales of the Company's products made by such firm in 1999. Felix Sabates, a director of the Company, is the sole shareholder and chief executive officer of Top Sales. The Company also granted to Mr. Sabates options to acquire 50,000 shares of its Common Stock at an exercise price of $12.25. Such options vest in equal installments over three years and have a term of five years.

         The Company currently owns a 20% equity interest in Lion Redcliffe
(HK) Ltd. ("Lion Redcliffe"). Susan Ganz, a director of the Company, is President of Lion Redcliffe and is the owner, directly or indirectly through family members, of 80% of such company. In 1998, an affiliate of Lion Redcliffe and Ms. Ganz purchased a 30% equity interest in Lion Redcliffe from the Company for $375,000.

                                  PROPOSAL TWO
             APPROVAL OF THE CHANGE OF NAME TO APPLICA INCORPORATED

         On March 20, 2000, the Company's Board of Directors approved, subject to shareholder approval, an amendment to Article I of the Company's Amended and Restated Articles of Incorporation to change the name of the Company to Applica Incorporated. This name change amendment, if approved by the shareholders, will be effective upon the filing of the amendment with the Florida Secretary of State. It is anticipated that such action will occur on or about May 15, 2000.

         The Board of Directors believes that the change in name will assist in the marketing of the Company's business. The word "Applica" is derived from the English word "appliance" and the Latin word "plicare." An "appliance" is a device or instrument, especially one operated by electricity and designed for household use. The word "plicare" means to fold into one unified whole. The design, development and marketing of home appliances is the primary business of the Company, which has been continually strengthened by the "folding" together of business units and operating philosophies. The Board of Directors believes that changing the Company's name to Applica Incorporated will more accurately reflect the Company's business.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAME CHANGE.

                                 PROPOSAL THREE
                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
          THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION

         On March 20, 2000, the Company's Board of Directors approved, subject to shareholder approval, the Second Amended and Restated Articles of Incorporation of the Company (the "Amended Articles"). The Amended Articles, if approved by the shareholders, will be effective when the Company files the Amended Articles with the Florida Secretary of State. It is anticipated that such action will occur on or before May 15, 2000.

         The substance and effect of certain provisions of the Amended Articles are described below and the complete text of the proposed Amended Articles is set forth in Appendix A to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the proposed Amended Articles. Management believes that the changes which have been included in the Amended Articles, other than the increase in the number of authorized shares, are not significant and do not materially affect the rights of the shareholders of the Company.

INCREASE IN NUMBER OF AUTHORIZED SHARES

         The Amended Articles would increase the number of authorized shares of Common Stock from 40,000,000 to 75,000,000. Of the 40,000,000 shares of Common Stock currently authorized, as of the Record Date, there were 22,901,006 shares outstanding and 3,733,963 shares reserved for issuance under the Company's stock option plans. In addition, if the shareholders approve the Company's 2000 Stock Option Plan and 2000 Employee Stock Purchase Plan, an additional 1,500,000 shares will be reserved for issuance of shares pursuant to such plans.

         The Board of Directors believes that the authorization of additional shares of Common Stock will enable the Company to meet possible future developments without the expense and delay of holding a shareholders meeting to secure their authorization when a specific need for the shares may arise. The availability of additional shares will enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, employee benefit programs, corporate mergers and acquisitions, asset purchases, the possible funding of new product programs or businesses or other corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. The Company does not have any current or planned use for the proposed additional shares of Common Stock.

         If the Amended Articles are approved, all or any authorized shares of Common Stock may be issued without further action by the shareholders and without first offering such shares to the current shareholders for subscription. The issuance of Common Stock otherwise than on a pro-rata basis to all current shareholders could have the effect of diluting the earnings per share, book value per share and voting power of the current shareholders.

OTHER REVISIONS

         SPECIAL PREFERRED STOCK. The Company also has 40,000,000 shares of Special Preferred Stock authorized, none of which are currently outstanding. The Special Preferred Stock and the applicable the Special Preferred Rights Plan (the "Rights Plan") were adopted by the Company's shareholders at the 1986 Annual Meeting of Shareholders. The Rights Plan was intended to preserve for the Company and its shareholders the benefits of any recovery in the Company's lawsuit with North American Philips Corporation, U.S. Philips Corporation and N.V. Philips by preventing those benefits from being obtained by Philips or any other party that might attempt to appropriate the value of any ultimate recovery from the lawsuit by acquiring shares of the Company's common stock at a price not fully reflective of such recovery. During 1992, the Company received $57 million from Philips in settlement of the lawsuit. Pursuant to the Rights Plan, the right to purchase shares of Special Preferred Stock expired on the last day of the end of the seven-year period following the entry of a non-applicable court order favorable to the Company. Therefore, the Special Preferred Stock and the Rights Plan have no continuing application. The Amended Articles have been revised to eliminate the Special Preferred Stock.

         PURPOSE OF THE COMPANY. The Articles of incorporation have been amended to provide that the purpose for which the Company is organized is to transact any or all lawful business for which corporations may be incorporated under the laws of the State of Florida.

         CAPITALIZATION. The provisions of the Articles of Incorporation included a section which provided that the Company was required to begin business with capital of not less than $500. Under Florida law, this section is not required to be included in the articles of incorporation and it is no longer applicable to the Company. This provision has been eliminated in the Amended Articles.

         ADDRESS OF PRINCIPAL OFFICE. The Articles of Incorporation have been amended to reflect the current address of the executive offices of the Company.

         BOARD OF DIRECTORS. The Articles of Incorporation included certain technical provisions applicable upon the transition of the single-class Board to a Board of Directors with three classes of directors. These provision are no longer applicable and have been eliminated from the Amended Articles. The changes do not affect the current structure of the Company's Board of Directors. Additionally, the Articles of Incorporation included a provision which stated that directors chosen to fill a vacancy are to hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. This provision conflicts with the current Florida law. The Amended Articles have been revised to provide that directors chosen to fill a vacancy shall stand for re-election at the next annual meeting of shareholders.

         NAMES AND ADDRESS OF OFFICERS AND DIRECTORS. The Articles of Incorporation included the names and addresses of certain of the Company's officers and directors. This provision is not required to be included in the articles of incorporation of a Florida corporation and it has been eliminated in the Amended Articles.

         Certain other non-material revisions have also been made to the Company's Articles of Incorporation.

ANTI-TAKEOVER EFFECTS

         See "Anti-Takeover Effects of Certain Proposals" below for a discussion of certain anti-takeover effects that may result from this proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SECOND AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION.

                                 PROPOSAL FOUR
                  APPROVAL OF COMPANY'S 2000 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

         On March 20, 2000, the Board of Directors adopted the Company's 2000 Stock Option Plan (the "Plan") pursuant to which 1,000,000 shares of Common Stock were reserved for issuance upon the exercise of stock options. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Plan authorizes, among other things, the grant of incentive or nonqualified stock options to purchase Common Stock (collectively, "Options") to (i) employees, (ii) directors who are not employees of the Company or of any subsidiaries and (iii) persons who provide consulting or other services as independent contractors to the Company or its subsidiaries, subject to certain exceptions.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) in order for certain options granted under the Plan to qualify as incentive stock options under Section 422 of the Code, (iii) in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iv) by the rules of the New York Stock Exchange.

         The effective date of the Plan is March 20, 2000 (the "Effective Date"). Any Options granted under the Plan shall be subject to and conditioned upon approval of the Plan by the Company's shareholders at the Annual Meeting.

         The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Appendix B. Shareholders are urged to read the actual text of the Plan in its entirety.

ADMINISTRATION OF THE PLAN

         The Plan provides that it shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") appointed by the Board which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Plan) as required for compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code (although Rule 16b-3 also may be complied with if the Options are approved by the Board). The Plan is currently being administered by the Compensation Committee.

         The Committee or the Board in its sole discretion determines the persons to be awarded the Options, the number of shares subject thereto, the exercise price and other terms thereof. In addition, the Committee or the Board has full power and authority to construe and interpret the Plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including the Company, its shareholders, its officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

         An aggregate of 1,000,000 shares of Common Stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Plan. No individual may be granted more than 500,000 options (subject to adjustment as described below) under the Plan. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for any Common Stock by reason of the reservation and issuance of Common Stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Plan.

         The Company intends to grant Options annually to directors and, pursuant to the Plan, on June 1 of each year during the term of the Plan, each director of the Company will receive a grant of nonqualified Options to purchase 1,500 shares of Common Stock.

CERTAIN TERMS AND CONDITIONS

         All Options granted under the Plan must be evidenced by a written agreement between the Company and the Optionee. The agreement will contain such terms and conditions as the Committee or the Board shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the Plan, the exercise price per share of Common Stock may be any price determined by the Committee or the Board; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted. For purposes of the Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of Common Stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of Common Stock on any business day is (i) if Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sales price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the 10 preceding days.

         The Committee or the Board may permit the exercise price of an Option to be paid for in cash, by check, by money order, with already owned shares of Common Stock that have been held by the Optionee for at least six months (or such other shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of Common Stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee or the Board (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned Common Stock or the withholding of shares issuable upon exercise, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender or such other rate as the Committee or the Board, as the case may be, shall determine, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require.

         No Option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her; provided, however, that the Board or the Committee may, in its discretion, permit non-qualified options to be assigned for other reasons, subject to certain conditions. The expiration date of an Option under the Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Committee or the Board determines. The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised. Unless otherwise provided in any Option Agreement, each outstanding Option granted under the Plan will become immediately fully exercisable in the event of certain transactions, including certain changes in control of the Company, certain mergers and reorganizations, and certain dispositions of substantially all the Company's assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated
(a) three months after the date on which the Optionee's employment, or service as a Director, is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) twelve months after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) twelve months after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability. Without the prior written consent of the Company, an Option may not be exercised if the Optionee has or intends to take employment or render services to a competitor of the Company within six months of exercise, or if the Optionee has or intends to engage in conduct that adversely effects the Company.

         To prevent dilution of the rights of a holder of an Option, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of the Company's capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company. The Committee or the Board has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of the Company or a sale or other disposition of substantially all of the Company's assets.

         The Plan will expire on March 19, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee or the Board may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

         As of the Record Date, the Board of Directors has not granted any stock options pursuant to the Plan and no determination has been made as to the number of stock options to be granted or awarded in the future to any executive officer or employee of the Company eligible to participate in the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS

         The Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. Upon exercise of a nonqualified stock option granted under the Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an Optionee pays for shares of Common Stock on exercise of an Option by delivering shares of the Company's Common Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includable in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m).

ANTI-TAKEOVER EFFECTS

         See "Anti-Takeover Effects of Certain Proposals" below for a discussion of certain anti-takeover effects that may result from this proposal.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                          THE 2000 STOCK OPTION PLAN.

                                 PROPOSAL FIVE
            APPROVAL OF COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN

         On March 20, 2000, the Company's Board of Directors adopted the 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan became effective April 1, 2000 and is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has reserved 500,000 shares of the Common Stock for issuance over the term of the Stock Purchase Plan, subject to periodic adjustment for changes in the outstanding Common Stock occasioned by stock splits, stock dividends, recapitalizations or other similar changes. The material features of the Stock Purchase Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Stock Purchase Plan, which is attached hereto as Appendix C.

         The purpose of the Stock Purchase Plan is to encourage stock ownership in the Company by employees of the Company and those subsidiaries of the Company designated by the Company's Board of Directors as eligible to participate, thereby enhancing employee interest in the continued success and progress of the Company.

GENERAL TERMS AND CONDITIONS

         The Stock Purchase Plan is currently administered by the Compensation Committee; however, under the terms of such plan, the Board may also administer the Stock Purchase Plan. The Stock Purchase Plan gives broad powers to the Board or the Committee to administer and interpret the provisions of such plan.

         The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the participants. All employees (including officers) of the Company or of those subsidiaries designated by the Board who are regularly scheduled to work at least 20 hours per week and more than five months per year are eligible to participate in any of the purchase periods of the Stock Purchase Plan after completing one year of continuous employment. However, any participant who would own (as determined under the Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company will not be granted an option under the Stock Purchase Plan. As of the Record Date, the Company had approximately 650 eligible participants.

         Under the Stock Purchase Plan, eligible employees may elect to participate in the Stock Purchase Plan on January 1 or July 1 of each year (except in 2000, when the election date will be July 1, or as soon thereafter as practicable). On the date he becomes a participant, subject to certain limitations determined in accordance with calculations set forth in the Stock Purchase Plan, an eligible employee is granted a right to purchase shares of Common Stock (up to a maximum of 1,000 shares) on the last business day on or before each June 30 and December 31 (each such date referred to herein as the "Exercise Date") during which he is a participant. Upon enrollment in the Stock Purchase Plan, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 15% of the participant's compensation on each payroll date. Unless the participant withdraws from the Stock Purchase Plan, the participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such option shall be purchased for the participant at the applicable exercise price with the accumulated Stock Purchase Plan contributions then credited to the participant's account under the Stock Purchase Plan. The option exercise price per share will be an amount equal to 85% of the lower of the market price on the first day of the offering period or the market price on the exercise date, unless the participant's entry date is not the first day of the offering period, in which case the exercise price will be an amount equal to 85% of the market price of the Common Stock on the entry date.

         As required by tax law, no participant may receive an option under the Stock Purchase Plan for shares which have a fair market value in excess of $25,000 for any calendar year, determined at the time such option is granted. Any funds not used to purchase shares will remain credited to the participant's bookkeeping account and applied to the purchase of shares of Common Stock in the next succeeding purchase period. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

         No plan contributions or options granted under the Stock Purchase Plan are assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the Stock Purchase Plan. During the lifetime of a participant, an option is exercisable only by such participant. The expiration date of the Stock Purchase Plan will be determined by the Board and may be made any time following the close of any six-month exercise period, but may not be longer than ten years from the date of the grant. Under circumstances of dissolution or liquidation, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of merger or a sale of all or substantially all of the Company's assets, each option under the Stock Purchase Plan shall be assumed or an equivalent option substituted by the successor corporation, unless the Board, in its sole discretion, accelerates the date on which the options may be exercised. No option may be granted under the Stock Purchase Plan after July 1, 2010. The unexercised portion of any portion granted to an employee under the Stock Purchase Plan shall be automatically terminated immediately upon the termination of the employee's employment for any reason, including retirement or death.

         The Stock Purchase Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

         The Board or the Committee may amend, suspend or terminate the Stock Purchase Plan at any time, provided that such amendment may not change any option which adversely affects the rights of the holder of the option and the Stock Purchase Plan may not be amended if such amendment would in any way cause rights issued under the Stock Purchase Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code, or would cause the Stock Purchase Plan to fail to comply with Rule 16b-3 of the Exchange Act of 1934, as amended.

         As of the date hereof, no shares of Common Stock had been purchased under the Stock Purchase Plan. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Stock Purchase Plan. If any option granted under the Stock Purchase Plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Stock Purchase Plan.

FEDERAL INCOME TAX EFFECTS

         Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. A capital gain or capital loss on Common Stock purchased under the Stock Purchase Plan would not be realized until the participant would sell the shares of Common Stock. If a participant disposes of shares two years or more after the date of the beginning of the purchase period when the shares were acquired, and more than one year after the shares are purchased, the participant would recognize as ordinary income the lesser of: (i) the excess of the fair market value of the shares on the date of sale over the price paid or (ii) the discount (currently 15%) of the fair market value of the shares at the beginning of the purchase period(s). Additionally, the participant would recognize a long-term capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus any amount taxed as ordinary compensation income). If a participant disposes of shares within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date(s) over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus the amount taxed as ordinary compensation income). If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss. The Company would not receive an income tax deduction upon either the grant or exercise of the option by the participant, but generally would receive a deduction equal to the ordinary compensation income required to be recognized by the participant as a result of the disposition of the shares if the shares are disposed of by the participant within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased.

         The Committee believes that shares granted under the Stock Purchase Plan will be awarded to all employees presently meeting the existing eligibility requirements, except no one plan participant may be granted an aggregate number of shares with a fair market value exceeding $25,000 in any calendar year as determined at the beginning of each purchase period as defined under the Stock Purchase Plan.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                     THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

                                  PROPOSAL SIX
    APPROVAL OF AMENDMENT TO THE COMPANY'S 1997 CASH BONUS PERFORMANCE PLAN

         On March 20, 2000, the Company's Board of Directors adopted an amendment (the "Amendment") to the Company's 1997 Cash Bonus Performance Plan (the "Cash Bonus Plan"). The Amendment is included as Appendix D hereto.

         The Cash Bonus Plan was originally approved by the shareholders at the 1997 Annual Meeting of Shareholders. The purpose of the Cash Bonus Plan is to promote the success of the Company by providing to participating executives bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code. In furtherance of this purpose, the Cash Bonus Plan authorizes the Company's Compensation Committee to establish and administer performance targets pursuant to which eligible executives may receive designated cash bonus compensation.

         The Cash Bonus Plan currently provides that the performance targets be based on any one or a combination of the following criteria: (1) net income,
(2)return on equity, (3) return on assets, (4) earnings per share or (5) the closing of an acquisition or acquisitions having a certain value as determined by the Compensation Committee. The Cash Bonus Plan is being amended to include the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") as a criteria pursuant to which performance targets may be based. By including EBITDA as a criteria, the Committee will have additional flexibility with respect to determining performance targets under the Cash Bonus Plan. All other provisions of the Cash Bonus Plan will remain in full force and effect.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
             THE AMENDMENT TO THE 1997 CASH BONUS PERFORMANCE PLAN.

                                 PROPOSAL SEVEN
           RATIFICATION OF THE REAPPOINTMENT OF THE COMPANY'S AUDITOR

         The Board of Directors recommends that the appointment of Grant Thornton LLP independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2000, be ratified by the Company's shareholders. Grant Thornton LLP has audited the books and records of the Company since 1976. Although the appointment of Grant Thornton LLP as independent auditors of the Company does not require ratification, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of shareholders on this matter is advisory in nature and has no binding effect upon the Board of Directors' appointment of Grant Thornton LLP. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions.

                   ANTI-TAKEOVER EFFECTS OF CERTAIN PROPOSALS

         The following is a discussion of certain effects of the proposals described in this Proxy Statement that could operate to deter a potential takeover of the Company.

         The issuance of additional shares of Company stock, pursuant to Proposal Two above, could operate to deter a potential takeover of the Company. For example, the additional shares proposed to be authorized could be issued to dilute the stock ownership of a person seeking to obtain control of the Company. Thus, issuance of the shares authorized under the proposed amendments to the Company's Articles of Incorporation could operate to (i) preserve current management; (ii) make more difficult or discourage a merger, tender offer of proxy contest directed at the Company; (iii) delay the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management; or (iv) increase the degree of control of current management. Approval of the proposed amendments could be to the advantage of incumbent management in a hostile takeover attempt and to the disadvantage of stockholders who might want to participate in the takeover transaction. The Board of Directors currently has no plans, arrangements or understandings, written or oral, for the issuance of any additional stock and is not aware of any proposal or intention on the part of any person to attempt a merger, tender offer or any other similar transaction with the Company.

         Other provisions of the Company's Articles of Incorporation currently in effect could have the effect of deterring takeovers. The Company's Articles of Incorporation (i) provide for a Board of Directors that is divided into three classes of directors serving staggered three-year terms; (ii) requires that written notice of the intent to make a nomination for the election of directors at a meeting of stockholders be received by the Secretary of the Company not later than specified periods prior to the meeting; (iii) does not permit stockholder action by written consent; and (iv) does not provide for cumulative voting. Approval of the proposed amendments to the Company's Articles of Incorporation could, when taken together with the existing provisions noted above, increase the aggregate anti-takeover effect of provisions in the Company's Articles of Incorporation. Management has no present intention to propose in any future proxy solicitations any other amendments to the Company's Articles of Incorporation that would have an anti-takeover effect.

         Although the Company believes it beneficial to adopt the 2000 Stock Option Plan and 2000 Employee Stock Purchase Plan, the exercise of stock options granted pursuant to such plans may also (i) make more difficult or discourage a merger, tender offer or proxy contest directed at the Company;
(ii) delay the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management; or (iii) increase the degree of control of current management. Adoption of such plans, together with the new and existing provisions of the Company's Articles of Incorporation, could be to the advantage of incumbent management in a hostile takeover attempt, to the disadvantage of stockholders who might want to participate in any such takeover transactions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business to be presented at the Company's 2000 Annual Meeting of Shareholders. If any other business should properly come before the Company's 2000 Annual Meeting of Shareholders, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS
                            AND DIRECTOR NOMINATIONS

         Any shareholder who intends to present a proposal at the Company's 2000 Annual Meeting of Shareholders and who wishes to have their proposal included in the Company's Proxy Statement for that meeting, must deliver the proposal, not exceeding 500 words in length, to the Secretary of the Company in writing not later than December 10, 2000.

         Under the Company's Amended and Restated Bylaws, nominations for director may be made only by the Board or a Board committee, or by a shareowner entitled to vote who delivers notice to the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the notice of the preceding year's annual meeting. For the Company's meeting in the year 2001, the Company must receive this notice on or after December 10, 2000, and on or before January 9, 2001. Nominations which are timely received will be considered by the Nominating Committee of the Board of Directors.

         The Amended and Restated Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of meeting or as otherwise brought before the meeting by or at the direction of the board or by a shareowner entitled to vote who has delivered notice to the Company (containing certain information specified in the Amended and Restated Bylaws) within the time limits described above for delivering notice of a nomination for the election of a director. Therefore, any shareholder proposal submitted other than for inclusion in the Company's proxy materials must be received within the time limits or will be considered untimely.

         A copy of the full text of the Amended and Restated Bylaws provisions discussed above may be obtained by writing to the Company's Secretary at 5980 Miami Lakes Drive, Miami Lakes, Florida 33014-2467.

                                 By Order of the Board of Directors


                                 Harry D. Schulman, Secretary

Miami Lakes, Florida
April 10, 2000

                                   APPENDIX A


             SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                        WINDMERE-DURABLE HOLDINGS, INC.


         Pursuant to the provisions of Sections 607.1006 and 607.1007 of the Florida Business Corporation Act, the undersigned corporation hereby adopts the following Second Amended and Restated Articles of Incorporation:

                                  ARTICLE ONE

         The name of this corporation shall be: WINDMERE-DURABLE HOLDINGS, INC. (the "Corporation").

                                  ARTICLE TWO

         The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the laws of the State of Florida. The Corporation shall have all of the general and additional powers and rights now or hereafter conferred upon it by law.

                                 ARTICLE THREE

         The maximum number of shares of stock which the Corporation is authorized to have at any time is 75,000,000 shares of common stock, having a par value of $.10 per share, the consideration for the issuance of which shall be fixed by the Board of Directors.

         The Corporation shall have the power to issue the whole or any part of the shares of its capital stock as partly paid, subject to calls thereon until the whole thereof shall have been paid in full; this is to be determined by the Board of Directors. All holders of stock shall be entitled to vote the same whether said stock be fully or partially paid unless determined otherwise by the Board of Directors at or before the time of the issuance thereof.

                                  ARTICLE FOUR

         The Corporation shall have permanent and perpetual existence.

                                  ARTICLE FIVE

         The post office address of the principal office of the Corporation shall be 5980 Miami Lakes Drive, Miami Lakes, Florida 33014, but other offices for the transaction of business may be located wherever the Board of Directors may deem necessary or fit.

                                  ARTICLE SIX

         Section 1. Number, Election and Term of Office. The business of the Corporation shall be managed by a Board of Directors who need not be shareholders of the Corporation. The number of directors shall be 15, which number may be increased or decreased from time to time by resolution of the majority of the Board of Directors, but shall not be less than seven nor more than 15.

         The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. The terms of office of directors of one class shall expire at each annual meeting of shareholders, and in all cases as to each director until his successor shall be elected and shall qualify, or until his earlier resignation, removal from office, death or incapacity. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional director elected to any class shall hold office for a term which shall coincide with the terms of the other directors in such class. No decrease in the number of directors shall shorten the term of any incumbent director.

         At each annual meeting, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if different, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of shareholders after their election. At each annual meeting of shareholders, the nominees receiving the highest number of votes will be elected.

         Section 2. Removal. Any director or the entire Board of Directors may be removed; however, such removal must be for cause and must be approved as set forth in this Section. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction;
or (b) such director has been adjudicated by a court of competent jurisdiction to be liable for negligence or misconduct in the performance of his duty to the Corporation in a matter of substantial importance to the Corporation and such adjudication is no longer subject to direct appeal.

         Removal for cause, as defined in (a) and (b) above, must be approved by at least a majority vote of the shares of the Corporation then entitled to vote at an election for that director or by at least a majority of the total number of directors. Any action for the removal of a director must be brought within one year of such conviction or adjudication.

         Section 3. Vacancies. Any vacancies in the Board of Directors resulting from death, resignation, retirement, removal from office, the creation of a new directorship by an increase in the authorized number of directors, or otherwise shall be filled by a majority vote of the directors then in office, though less than a quorum of the entire Board of Directors. Directors so chosen to fill any vacancy shall hold office for a term expiring at the nest Annual Meeting of Shareholders.

         Section 4. Amendment, Alteration, Repeal, etc. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 67% of the shares of the Corporation then entitled to vote in the election of directors shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, this Article Six.

                                 ARTICLE SEVEN

         Upon the election of the Board of Directors by the shareholders, such Board shall manage the business and affairs of the Corporation without the need of further authorization from the shareholders, except as otherwise provided by law. An action of the Board may be rescinded only upon a vote of shareholders having two-thirds (2/3) of the stock of the Corporation which may at any time be actually issued, unless otherwise provided for by the Bylaws.

                                 ARTICLE EIGHT

         No shareholder of the Corporation shall, because of his ownership of stock, have a preemptive or other right to purchase, subscribe for, or take any part of any stock or any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of the Corporation issued, optioned, or sold by it after its incorporation. Any part of the capital stock and any part of the notes, debentures, bonds or other securities convertible into or carrying options or warranties to purchase stock of the Corporation authorized by this Articles of Incorporation or by amended articles, duly filed, may at any time be issued, optioned for sale, and sold or disposed of by the Corporation pursuant to resolution of the Board of Directors to such persons and upon such terms as may to such Board seem proper without first offering such stock or securities or any part thereof to existing shareholders.

                                  ARTICLE NINE

         Section 1.(a) In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Article Nine:

                  (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate or Associate (as hereinafter defined) of an Interested Shareholder; or

                  (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $4,000,000 or more; or

                  (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or to any Affiliate or Associate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $4,000,000; or

                  (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

                  (v) any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate or Associate of any of any Interested Shareholder;

shall require the affirmative vote of the holders of at least eighty percent (80%) of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  (b) The term "Business Combination" as used in this Article Nine shall mean any transaction which is referred to in any one or more of clauses (i) through (v) of subparagraph (a) of this paragraph 1.

         Section 2. The provisions of paragraph 1 of this Article Nine shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, any other provision of these Articles of Incorporation, any agreement with any national securities exchange or otherwise, but not the vote called for in subparagraph 1(a) of this Article Nine, if all of the conditions specified in either of the following subparagraphs (a) or (b) are met:

                  (a) The Business Combination shall have been approved by both (i) a majority of the Continuing Directors (as hereinafter defined), even if the Continuing Directors do not constitute a quorum of the entire Board of Directors, it being understood that this condition shall not be capable of satisfaction unless there is at least one Continuing Director; and (ii) the affirmative vote of the holders of at least fifty-one percent (51%) of the Voting Stock who are Unaffiliated Shareholders (as hereinafter defined).

                  (b)      All of the following conditions shall have been met:

                  (i) The consideration to be received by holders of shares of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Shareholder has paid for shares of such class of Voting Stock within the two-year period ending on and including the date on which the Interested Shareholder became an Interested Shareholder (the "Determination Date"). If, within such two-year period, the Interested Shareholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock acquired by the Interested Shareholder within such two-year period.

                  (ii) The aggregate amount of (x) the cash and (y) the Fair Market Value, as of the date (the "Consummation Date") of the consummation of the Business Combination, of the consideration other than cash to be received per share by holders of Voting Stock in such Business Combination shall be at least equal to the higher of the following (it being intended that the requirements of this subparagraph (b)(ii) shall be required to be met with respect to all shares of Voting Stock outstanding whether or not the Interested Shareholder or any Affiliate or Associate of such Interested Shareholder has previously acquired any shares of Voting Stock:

                           (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder or by any Affiliate or Associate of such Interested Shareholder for any shares of Voting Stock acquired by it within the two-year period immediately prior to the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Shareholder, whichever is higher;

                           (B) the Fair Market Value per share of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; or

                           (C) the highest preferential amount per share, if any, to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation.

                  (iii) After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business
         Combination: (a) there shall have been (I) no failure to declare and pay at the regular rate therefor any full quarterly dividends (whether or not cumulative) on the outstanding shares of any class of the corporation's stock, except as approved by a majority of the Continuing Directors, (II) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (III) an increase in the annual rate of dividends paid on any class of the corporation's Voting Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Continuing Directors; and (b) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

                  (iv) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately, solely in such Interested Shareholder's capacity as a shareholder of the corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

                  (c)      For the purposes of this Article Nine:

                  (i) A "person" shall mean any individual, partnership, firm, corporation or other entity.

                  (ii) "Interested Shareholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

                           (A) is the beneficial owner of more than ten percent of the voting power of the outstanding Voting Stock; or

                           (B)      is an Affiliate or Associate of the
                  Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of ten percent or more of the voting power of the then outstanding Voting Stock; or

                           (C)      is an assignee of or has otherwise
                  succeeded to any shares of the Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

                  (iii) "Beneficial Owner" shall have the meaning assigned to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1984.

                  (iv) For the purposes of determining whether a person is an Interested Shareholder pursuant to subsection (ii) of this subparagraph (c), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subsection (iii) of this subparagraph (c) but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

                  (v) "Affiliate" or "Associate" shall mean the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1984.

                  (vi) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in subsection (ii) of this subparagraph (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

                  (vii) "Continuing Director" means any member of the Board of Directors of the Corporation who (i) is neither the Interested Shareholder involved in the Business Combination as to which a vote of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or the relative of any of the foregoing, and (ii) was either (a) a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested

         Shareholder, or (b) a successor of a Continuing Director described in clause (a) who is recommended to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

                  (viii) "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange - Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question is determined by a majority of the Continuing Directors in good faith.

                           (ix) "Unaffiliated Shareholder" means any shareholder of the Corporation who is neither the Interested Shareholder involved in the Business Combination as to which a vote of Unaffiliated Shareholders is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing.

                           (x) "Voting Stock" means all outstanding shares of capital stock of the Corporation or another corporation entitled to vote generally in the election of directors, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

                           (xi) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subsection 2(b)(ii) of this Article Nine shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

                           (d)      A majority of the Continuing Directors, if
any, constitute a majority of the total number of directors (whether or not there exist any vacancies in directorships at the time any such determination as is hereinafter in this subparagraph (d) specified is to be made by the Board) shall have the power and fiduciary duty to all of the shareholders to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article Nine, including, without limitation, (1) whether a person is an Interested Shareholder or an Unaffiliated Shareholder; (2) the number of shares of Voting Stock beneficially owned by any person; (3) whether a person is an Affiliate or Associate of another; (4) whether the applicable conditions set forth in subsection (ii) of subparagraph 2(b) have been met with respect to any Business Combination; and
(5) whether the assets which are the subject of any Business Combination referred to in subsection (ii) of subparagraph 1(a) have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination referred to in subsection (iii) in subparagraph 1(a), has an aggregate Fair Market Value of $4,000,000 or more.

                           (e)      Nothing contained in this Article Nine
shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

                           (f)      Notwithstanding any other provisions of
these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, these Articles of Incorporation or any Preferred Stock designation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provisions inconsistent with, this Article Nine.

                                  ARTICLE TEN

         Section 1. Any action required or permitted to be taken by the shareholders of the Company must be taken at a duly called annual or special meeting of shareholders of the Company. No shareholder action may be taken by a consent in writing.

         Section 2. The Company shall call a special meeting upon the written request of the Chairman, the President, a majority of the Board of Directors acting with or without a meeting, or the holders of not less than ten percent (10%) of all the shares entitled to vote at the meeting.

         Section 3. Upon request in writing delivered either in person or by registered or certified mail to the Secretary of the Company by the persons herein entitled to request the calling of a special meeting of shareholders, the Board of Directors shall fix the Record Date for and the place, date and hour of the meeting, and the Secretary shall give notice of such meeting and the place, day and hour and the purpose or purposes thereof to the shareholders entitled thereto.

         Section 4. Notwithstanding any other provisions of the Articles of Incorporation or the Bylaws of the Company (and notwithstanding the fact that some lesser percentage may be specified by law, the Articles of Incorporation or the Bylaws of the Company), the provisions of this Article Ten may be altered, amended or repealed, or a conflicting amendment adopted only by the affirmative vote of 80% or more of the voting power of all the shares of common stock of the Company entitled to vote generally in the election of directors.

                                   APPENDIX B
                    ---------------------------------------

                        WINDMERE-DURABLE HOLDINGS, INC.
                             2000 STOCK OPTION PLAN

                    ---------------------------------------




         1. Purpose. The purpose of this Plan is to advance the interests of WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. Definitions. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value $.10 per share.

                  (d)      "Director" shall mean a member of the Board.

                  (e) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

                  (f) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (i) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (j) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (l) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (m) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (o)      "Share" shall mean a share of Common Stock.

                  (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares Available for Option Grants. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to One Million (1,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4.       Incentive and Non-Qualified Options.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

         5.       Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of , or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries. However, persons who are ineligible for registration of shares under a Form S-8 shall not be granted Options hereunder including, without limitation, consultants and advisors who participate in the offer and sale of the Company's securities in a capital-raising transaction or promote or maintain a market for the Company's securities. Any person who files with the Committee or the Board, in a form satisfactory to the Committee or the Board, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Each Director of the Company on June 1, 2000 and on each anniversary thereof during the term of the Plan shall receive a grant, as soon after such date as reasonably possible, of Non-Qualified Stock Options to purchase an amount equal to the excess of (i) 1,500 shares of Common Stock, less (ii) the number of Options automatically granted to the Director on that date pursuant to the Company's other stock option plans, at a price not less than 100% of the Fair Market Value of the Common Stock on the date of the particular option grant.

                  (e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue
Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue
Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof.

         6. Option Price. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7.       Exercise of Options. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate, as shall be set from time to time by the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

                           (i)      if there occurs any transaction (which
shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; or

                           (ii) if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii)    if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period. Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                  (ii) immediately upon the termination of the Optionee's employment for Cause;

                  (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (a)      To the extent not previously exercised,

                           (i)      each Option shall terminate immediately in
the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and

                           (ii)     the Committee or the Board, in its sole
discretion, may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date.

         The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

                  (b) Notwithstanding the provisions of this Section 9 or any other provision in this Plan, the exercise of any Option shall be subject to the satisfaction of the conditions precedent that, without the prior written consent of the Company, the Optionee (i) does not intend to take employment or render services to any business which competes or could reasonably be likely to compete with the Company (as determined in the sole discretion of the Board or the Committee) (a "Competitor") within six months of the exercise of any Option, (ii) has neither taken other employment with nor rendered services to a Competitor, or (iii) has not and does not intend to engage in conduct that adversely effects the Company.

         10.      Adjustment of Shares.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i)      appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii)     the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Committee or the Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11.      Transferability of Options and Shares.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12.      Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i)      a representation and warranty by the
Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii)     a representation, warranty and/or agreement
to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         13.      Administration of the Plan.

                  (a) The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee or the Board, and the interpretation and construction of any provision of the Plan or any Option by the Committee or the Board, shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common
Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15.      Interpretation.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. Amendment and Discontinuation of the Plan. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue
Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. Effective Date and Termination Date. The effective date of the Plan is March 20, 2000, and the Plan shall terminate on March 19, 2010. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but are contingent upon such approval and adoption.

         18. Repricing. Notwithstanding anything herein to the contrary, no Option granted pursuant to the Plan shall be repriced.

                                   APPENDIX C


                        WINDMERE-DURABLE HOLDINGS, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company's intention that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Applicable Percentage" means the percentage specified in Section 8, subject to adjustment by the Committee as provided in
Section 8.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  (d) "Committee" means the committee appointed by the Board to administer the Plan as described in Section 13 of the Plan or, if no such Committee is appointed, the Board.

                  (e) "Common Stock" means the Company's common stock, par value $0.10 per share.

                  (f) "Company" means Windmere-Durable Holdings, Inc., a Florida corporation.

                  (g) "Compensation" means, with respect to each Participant for each pay period, the full base salary, overtime and automobile allowances paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, "Compensation" does not include: (i) bonuses or commissions; (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan; (iii) any relocation allowances (or reimbursement for any such expenses); (iv) any amounts paid as a starting bonus or finder's fee; (v) any amounts realized from the exercise of any stock options or incentive awards; (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or; (vii) other similar forms of extraordinary compensation.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (i) "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (j) "Employee" means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five (5) months in any calendar year.

                  (k)      "Entry Date" means the first day of each Exercise
Period.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Exercise Date" means the last Trading Day ending on or before each June 30 and December 31.

                  (n) "Exercise Period" means, for any Offering Period, each period commencing on the Offering Date and on the day after each Exercise Date, and terminating on the immediately following Exercise Date.

                  (o) "Exercise Price" means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 8.

                  (p) "Fair Market Value" means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(b).

                  (q) "First Offering Date" means July 1, 2000, or as soon thereafter as practicable in the sole discretion of the Board of the Committee.

                  (r) "Offering Date" means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first Trading Day of an Offering Period, the term "Offering Date" shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.

                  (s) "Offering Period" means (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on December 31, 2000, and (ii) with respect to each Offering Period thereafter, and subject to adjustment as provided in Section 4, the period beginning on the first Trading Day of the month of January in the immediately succeeding calendar year and ending on the last Trading Day of that calendar year.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Participant" means an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5 of the Plan.

                  (v)      "Plan" shall mean this 2000 Employee Stock Purchase
Plan.

                  (w) "Plan Contributions" means, with respect to each Participant, the after-tax payroll deductions withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in
Section 6 of the Plan and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

                  (x) "Subsidiary" shall mean any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

                  (y) "Trading Day" shall mean a day on which the national stock exchanges and the Nasdaq system are open for trading.

         3.       Eligibility.

                  (a) Any Employee who has completed at least one year of employment with the Company or any Subsidiary and who is an Employee as of the Offering Date of a given Offering Period shall be eligible to become a Participant as of any Entry Date within that Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by
Section 423(b) of the Code.

                  (b) Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under
Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by a series of consecutive Offering Periods. The first Offering Period shall commence on the First Offering Date and succeeding Offering Periods shall commence on the first Trading Day in each succeeding calendar year (or at such other time or times as may be determined by the Committee). The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

         5.       Election to Participate.

                  (a) An eligible Employee may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering. The enrollment agreement shall set forth the percentage of the Participant's Compensation that is to be withheld by payroll deduction pursuant to the Plan.

                  (b) Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for a Participant shall commence on the first payroll following the Entry Date on which the Participant elects to participate in accordance with Section 5(a) and shall end on the last payroll in the Offering Period, unless sooner terminated by the Participant as provided in Section 11.

                  (c) Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period such Participant's "Entry Date" shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the commencement of such succeeding Offering Period.

         6.       Participant Contributions.

                  (a) Except as otherwise authorized by the Committee pursuant to Section 6(d) below, all Participant contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant's Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant (or subsequent Offering Periods as provided in Section 5(c)). The amount of payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Compensation.

                  (b) A Participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease or increase the rate or amount of his or her payroll deductions during such Offering Period (within the limitations of Section 6(a) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Exercise Period. The change in rate or amount shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new enrollment agreement.

                  (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant's enrollment agreement at the beginning of the following Exercise Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 11.

                  (d) Notwithstanding anything to the contrary in the foregoing, but subject to the limitations set forth in Section 3(b), the Committee may permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be held in Participants' accounts and applied to the purchase of shares of Common Stock pursuant to options granted under this Plan in the same manner as payroll deductions contributed to the Plan as provided above.

                  (e) All Plan Contributions made for a Participant shall be deposited in the Company's general corporate account and shall be credited to the Participant's account under the Plan. No interest shall accrue or be credited with respect to a Participant's Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

         7.       Grant of Option.

                  (a) On a Participant's Entry Date, subject to the limitations set forth in Sections 3(b) and 12(a), the Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 8 below) up to a number of shares of Common Stock determined by dividing such Participant's Plan Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares an Employee may purchase during any Exercise Period shall be One Thousand (1,000) shares. The Fair Market Value of a share of Common Stock shall be determined as provided in Section 7(b).

                  (b) The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange ("NYSE"), (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by NYSE, (iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or
(iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means.

         8. Exercise Price. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of:
(i) the Applicable Percentage of the greater of (A) the Fair Market Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date. The Applicable Percentage with respect to each Offering Period shall be 85%, unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen
(15) days prior to the Offering Date thereof.

         9. Exercise of Options. Unless the Participant withdraws from the Plan as provided in Section 11, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full and fractional shares (at the discretion of the Committee or the Board) subject to such option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited the Participant's account under the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

         10. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant's beneficiary), as appropriate, or to a custodial account for the benefit of each Participant (or the Participant's beneficiary) as appropriate, of the shares purchased upon exercise of such Participant's option. Such shares may be in certificated or uncertificated form, at the option of the Board or Committee. At the option of the Committee or the Board, fractional shares may be purchased or any amount remaining to the credit of a Participant's account after the purchase of shares by such Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall be carried over to the next Exercise Period if the Participant continues to participate in the Plan or, if the Participant does not continue to participate, shall be returned to the Participant.

         11.      Withdrawal; Termination of Employment.

                  (a) A Participant may withdraw from the Plan at any time by giving written notice to the Company. All of the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be paid to the Participant as soon as administratively practicable after receipt of the Participant's notice of withdrawal, the Participant's option to purchase shares pursuant to the Plan automatically will be terminated, and no further payroll deductions for the purchase of shares will be made for the Participant's account. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a "Former Participant") unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a). Any full shares previously purchased by the Participant, which are being held in a custodial account in uncertificated form on behalf of the Participant shall be delivered to the Participant as soon as administratively practicable. No fractional shares will be issued. In lieu of fractional shares, the Participant shall receive a cash payment in an amount equal to such fraction multiplied by the Fair Market Value of a shares of Common Stock.

                  (b) Upon termination of the Participant's Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant's beneficiary as determined pursuant to Section 14, and the Participant's option to purchase shares under the Plan will automatically terminate.

                  (c) A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in succeeding Offering Periods or in any similar plan which may hereafter be adopted by the Company.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be Five Hundred Thousand (500,000) shares, subject to adjustment as provided in Section
17. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

                  (b) A Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

         13.      Administration.

                  (a) The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

                  (b) Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

                  (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the Participant's option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of the Participant's death prior to the exercise of the option.

                  (b) A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither Plan Contributions credited to a Participant's account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 14). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 11.

         16. Participant Accounts. Individual accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions and options issued and shares purchased under the Plan. Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         17.      Adjustments Upon Changes in Capitalization; Corporate
Transactions.

                  (a) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

                  (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another corporation (each, a "Sale Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant's option has been changed to the New Exercise Date and that such Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11. For purposes of this Section 17(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

                  (c) In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this
Section 17, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 17.

         18. Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

         19.      Termination of the Plan.

         The Plan and all rights of Employees hereunder shall terminate on the earliest of:

                  (a) the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

                  (b) such date as is determined by the Board in its discretion; or

                  (c) the last Exercise Date immediately preceding the tenth (10th) anniversary of the Plan's effective date.

         In the event that the Plan terminates under circumstances described in
Section 19(a) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis.

         20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Effective Date. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

         22.      Conditions Upon Issuance of Shares.

                  (a) The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

                  (b) The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

         23. Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

         24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

         25. Applicable Law. The laws of the State of Florida shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

         26. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                   APPENDIX D


                        WINDMERE-DURABLE HOLDINGS, INC.


                                AMENDMENT NO. 1
                                       TO
                        1997 CASH BONUS PERFORMANCE PLAN


         This Amendment No. 1 to the 1997 Cash Bonus Performance Plan (the "Plan") of Windmere-Durable Holdings, Inc., a Florida corporation (the "Company") is made and entered into as of this 9th day of May, 2000.

         1. The definition of "Business Criteria" in Section 2.2 of the Plan shall be amended to provide as follows:

                           "Business Criteria" means any one or any combination
                  of Net Income, Return on Equity, Return on Assets, EPS, EBITDA or the closing of an acquisition or acquisitions having an aggregate value in excess of a percentage (specified by the Committee) of the Company's shareholder's equity set forth in the audited consolidated financial statements of the Company for the annual period immediately preceding the Performance Period."

         2. Section 2.2 of the Plan shall be amended to include the following definition :

                           "EBITDA" for any Year means the Company's
                  consolidated earnings before interest, taxes, depreciation and amortization, as determined pursuant to generally accepted accounting principles.

         3. All provisions of the Plan, except as expressly amended by this Amendment, shall remain in full force and effect.

                        WINDMERE-DURABLE HOLDINGS, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned hereby appoints Burton A. Honig and Joann Ledbetter and each of them, each with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Windmere-Durable Holdings, Inc. (the "Company") to be held at the University of Miami, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida 33134 on Tuesday, May 9, 2000, at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

Proposal 1.       Election of five members to Class I of the Company's Board of
                  Directors to serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and election of one member to Class II of the Company's Board of Directors to serve until the 2001 Annual
                  Meeting of Shareholders or until his successor is duly elected and qualified.

                  NOMINEES:

                  [ ] FOR ALL THE NOMINEES         [ ]  WITHHOLD AUTHORITY
                      LISTED BELOW                      to vote for all nominees listed
                      (except as marked to the          below.
                      contrary below)


                  CLASS I DIRECTORS:

                  Susan J. Ganz, Barbara Friedson Garrett, J. Maurice Hopkins, Thomas J. Kane, Felix S. Sabates.

                  CLASS II DIRECTOR:
                  Paul K. Sugrue.

                  INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.



Proposal 2.       Approval of the proposal to amend Article I of the Company's
                  Amended and Restated Articles of Incorporation pursuant to which the name of the Company will be changed to Applica
                  Incorporated.

                   [ ]  FOR               [ ]  AGAINST          [ ] ABSTAIN



Proposal 3.       Approval of the Company's amendment and restatement of its
                  Amended and Restated Articles of Incorporation, which, among other things, increases the number of authorized shares of Common Stock from 40,000,000 to 75,000,000.

                   [ ]  FOR               [ ]  AGAINST          [ ] ABSTAIN

Proposal 4.       Approval of the Company's 2000 Stock Option Plan.

                   [ ]  FOR               [ ]  AGAINST          [ ] ABSTAIN



Proposal 5.       Approval of the Company's 2000 Employee Stock Purchase Plan.

                   [ ]  FOR               [ ]  AGAINST          [ ] ABSTAIN



Proposal 6.       Approval of the proposal to amend the Company's 1997 Cash
                  Bonus Performance Plan for Executive Officers.

                   [ ]  FOR               [ ]  AGAINST          [ ] ABSTAIN



Proposal 7.       Ratification of the reappointment of Grant Thornton LLP,
                  independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

                 (Continued and to be signed on the other side)

         The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of the Company called for May 9, 2000 and a Proxy Statement for the Annual Meeting prior to the approving of this proxy.

         This proxy when properly executed will be voted as specified above. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6 and 7.

         PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

                                    Dated: _________________, 2000



                                    --------------------------------------------
                                                 (Signature)


                                    --------------------------------------------
                                                 (Signature)


                                    Please date this proxy and sign your name exactly as it appears hereon.

                                    Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office. Please date, sign, and mail this proxy card in the enclosed envelope. No postage is required if mailed in the United States.